UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

AvidXchange Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40898	86-3391192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1210 AvidXchange Lane
Charlotte, North Carolina		28206
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 560-9305

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AVDX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

AvidXchange Holdings, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”) on June 26, 2025. Holders of the Company’s common stock as of the close of business on April 28, 2025, the record date, were entitled to vote at the Annual Meeting. As of the record date, there were 206,238,144 shares of the Company’s common stock outstanding. Each share of common stock was entitled to one vote on each proposal. A quorum, representing holders of 169,762,759 shares of the Company’s common stock, or 82.31% of the outstanding shares of the Company’s common stock as of the record date, was present in person or represented by proxy at the Annual Meeting.

Set forth below is a brief description of each matter submitted to a vote of the Company’s stockholders:

1. Proposal No. 1: The election of Oni Chukwu, Lance Drummond, and James Hausman as Class I directors to serve in such roles until the 2028 annual meeting of stockholders and until their successors are duly elected and qualified.

2. Proposal No. 2: The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025.

3. Proposal No. 3: The approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

The proposals are described further in the Company’s “Proxy Statement for 2025 Annual Meeting of Stockholders” filed on April 30, 2025, with the United States Securities and Exchange Commission.

The Company’s inspector of elections certified the following vote tabulations.

Proposal No. 1: Election of Class I Directors.

The proposal was approved based upon the following votes:

Nominee	For	Withheld	Broker Non-Votes
Oni Chukwu	136,247,864	10,982,192	22,532,703
Lance Drummond	135,752,270	11,477,786	22,532,703
James Hausman	114,545,564	32,684,492	22,532,703

Proposal No. 2: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Company’s fiscal year ending December 31, 2025.

The proposal was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
169,114,545	575,427	72,787	N/A

Proposal No. 3: The approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

The proposal was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
138,372,672	8,558,500	298,884	22,532,703

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIDXCHANGE HOLDINGS, INC.

Date:	June 30, 2025	By:	/s/ Ryan Stahl
		Name: Title:	Ryan Stahl General Counsel, Senior Vice President and Secretary